                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          STORAGE COMPUTER CORPORATION
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or Item 22(a)(2) of
    Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)   Title of each class of securities to which transaction applies:

    2)   Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)   Proposed maximum aggregate value of transaction:

    5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                          STORAGE COMPUTER CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 7, 2000

     You are hereby notified that the annual meeting of stockholders (the "Annual Meeting") of Storage Computer Corporation (the "Company") will be held on August 7, 2000 at 10:00 a.m. at the Nashua Marriott Hotel, 2200 Southwood Drive, Nashua, New Hampshire (Route 3, Exit 8):

     1.   To elect four (4) directors for the ensuing year.

     2. To ratify the action of the Board of Directors in appointing BDO Seidman, LLP as the Company's auditors for the fiscal year ending December 31, 2000.

     3. To approve the issuance of shares of the Company's Common Stock upon conversion of the Company's Series A 8% Convertible Preferred Stock.

     4.   To approve an amendment to the Company's 1999 Stock Incentive Plan.

     5. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 3, 2000 as the record date for the Annual Meeting. Only stockholders on the record date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.


                                       By order of the Board of Directors,


                                       WILLIAM E. KELLY
                                       Secretary



IMPORTANT: IN ORDER TO SECURE A QUORUM AND TO AVOID THE EXPENSE OF ADDITIONAL PROXY SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING PERSONALLY. YOUR COOPERATION IS GREATLY APPRECIATED.

                          STORAGE COMPUTER CORPORATION

                                EXECUTIVE OFFICES
                               11 Riverside Street
                           Nashua, New Hampshire 03062

                                PROXY STATEMENT

                       SOLICITATION AND VOTING OF PROXIES



     This proxy statement, the accompanying proxy card and Annual Report on Form 10-K/A are being mailed by Storage Computer Corporation (the "Company") to the holders of record of the Company's outstanding shares of Common Stock, $.001 par value ("Common Stock"), commencing on or about July 20, 2000. The accompanying proxy is solicited by the Board of Directors of the Company for use at the annual meeting of stockholders to be held on August 7, 2000 (the "Annual Meeting") and at any adjournment or adjournments thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees may assist in the solicitation of proxies by mail, telephone, telegraph, telefax, telex, in person or otherwise, without additional compensation.



     When a proxy is returned, prior to or at the Annual Meeting, properly signed, the shares represented thereby will be voted by the proxies named in accordance with the stockholder's instructions indicated on the proxy card. You are urged to specify your choices on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted FOR the election of directors as set forth in this Proxy Statement, FOR ratification of the appointment of BDO Seidman, LLP as the Company's auditors for the current year, FOR approval of the issuance of shares of Common Stock upon conversion of Series A Preferred Stock, FOR approval of an amendment to the 1999 Stock Incentive Plan, and in the discretion of the proxies as to other matters that may properly come before the Annual Meeting. Sending in a proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. A proxy may be revoked by notice in writing delivered to the Secretary of the Company at any time prior to its use, by a written revocation submitted to the Secretary of the Company at the Annual Meeting, by a duly-executed proxy bearing a later date, or by voting in person by ballot at the Annual Meeting. A stockholder's attendance at the Annual Meeting will not by itself revoke a proxy.

                       VOTING SECURITIES AND RECORD DATE



     The only outstanding voting class of stock of the Company is its Common Stock. Each share of Common Stock is entitled to one vote per share. The Board of Directors has fixed July 3, 2000 as the record date for the Annual Meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. On July 3, 2000 there were issued and outstanding 11,989,434 shares of Common Stock.



     The Company's Restated By-laws provide that a quorum shall consist of the representation in person or by proxy at the Annual Meeting of stockholders entitled to cast a majority of the votes that are entitled to be cast at the Annual Meeting. The election of directors is by plurality of the votes cast at the Annual Meeting either in person or by proxy. The approval of a majority of the votes properly cast at the Annual Meeting, either in person or by proxy, is required for adoption of the proposal to ratify the appointment of BDO Seidman, LLP as the Company's auditors for 2000, approval of the issuance of Common Stock upon conversion of Series A shares of Preferred Stock, approval of the amendment to 1999 Stock Incentive Plan and the approval of any other business which may properly be brought before the Annual Meeting or any adjournment thereof.

     With regard to the election of directors, votes may be left blank, cast in favor or withheld; votes that are left blank will be counted in favor of the election of the directors named on the proxy and votes that are withheld will have the effect of a negative vote. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of determining the presence or absence of a quorum for the proposal on which the abstention is noted, but abstentions will not be counted for or against the proposal. Broker non-votes, if any, will not be counted in determining a quorum for, or the outcome of, any proposal. A "non vote" occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     One of the purposes of the meeting is to elect four (4) directors to serve until the next Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified. It is intended that the proxies solicited by the Board of Directors will be voted in favor of the four (4) nominees named below, unless otherwise specified on the proxy card. All of the nominees are currently members of the Board. There are no family relationships between any directors or executive officers of the Company. The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a Director, but in such event, proxies solicited hereby will be voted for the election of another person or persons to be designated by the Board of Directors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED
BELOW.

     The following are summaries of the background, business experience and description of the principal occupations of the nominees.

     THEODORE J. GOODLANDER, 56, founded the Company and has been Chairman of the Board of Directors, Chief Executive Officer since the Company's inception. Until May 8, 2000, Mr. Goodlander served as the Company's President. Mr. Goodlander served as President of Cab-Tek, Inc., a computer accessories manufacturing company, from 1981 to 1991. From 1978 to 1981, he was a private investor, and from 1968 to 1978 Mr. Goodlander held various management positions at Wang Laboratories, Inc., including Vice President International and Far East Marketing Manager. Mr. Goodlander attended Syracuse University and is a graduate of the Program for Management Development at Harvard Business School.

     STEVEN S. CHEN, 54, has been a director of the Company since May 1996. Mr. Chen has been the Chairman and Chief Executive Officer of Applitone.net. since 1998. During 1996 and 1997, Mr. Chen was the Executive Vice President and Chief Technology Officer of Sequent Computer Systems, Inc. Prior to 1996, Mr. Chen was the Founder and Senior Vice President of Chen Systems, Inc., a high performance computer server manufacturer, which was acquired by Sequent Computer Systems, Inc. in 1996. Prior to that, Mr. Chen founded Supercomputing Systems, Inc., with partial funding from IBM. He had previously been Senior Vice President of Cray Research, with responsibility for development of the Cray XMP and YMP Supercomputers.

     EDWARD A. GARDNER, 53, has been the President, Chief Operating Officer and a director of the Company since May 8, 2000. Mr. Gardner served as Chief Executive Officer and a director of Hampshire Hospitality Holdings, Inc., a company that owns and operates businesses in the hospitality and tourism industry from 1992 to 2000. From 1983 to 1992, he held various positions, including president, of a national industrial gas and welding supply company. Previously, Mr. Gardner served as controller for Fidelity Management and Research Company and was a certified public accountant while at the accounting firm of Deloitte and Touche (formerly Haskins and Sells). He received his business degree from Northeastern University and a masters degree from Suffolk University.



     ROGER E. GAULD, 53, has been a director of the Company since May 8, 2000. Since 1995, Mr. Gauld has also been a director and Chief Financial Officer of Hampshire Holdings, Inc. Mr. Gauld was previously co-founder and Chief Financial Officer of several manufacturing and distribution firms. From 1993 to 1995, he was Chief Financial Officer of Phoenix Custom Molders, Inc. The year after he left as CFO of Phoenix Custom Molders, Inc., it filed for Chapter 11 bankruptcy protection on September 4, 1996 in the U.S. Bankruptcy Court for the District of New Hampshire. The Chapter 11 bankruptcy was entitled "In re Phoenix Custom Molders, Inc." and docketed as Bk.96-12443-MWV. Phoenix Custom Molders, Inc. emerged from Chapter 11 bankruptcy on August 17, 1997. Earlier, he was founder and President of The Phoenix Consulting Group, Inc., which specialized in financial planning and controls, risk management, data processing, mergers and acquisitions. In addition, he is a certified public accountant, served as an audit manager with Ernst & Young (formerly Arthur Young) and was an officer in the U.S. Army for four years.

     All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified. All officers of the Company are elected annually by the Board of Directors and serve at the Board's discretion.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board met formally twice during 1999. The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for employees of, and consultants to, the Company. It met twice during 1999. Its current members are Theodore J. Goodlander, Steven S. Chen, Edward A. Gardner and Roger E. Gauld. The Board also has an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent auditors. It met twice during 1999. Its current members are Roger E Gauld (currently chairman of the Audit Committee), Edward A. Gardner, Theodore J. Goodlander and Steven S. Chen. Due to scheduling conflicts, during 1999 Mr. Chen was able to attend less than 75% of the meetings of the Board and the meetings of the committees of the Board on which he served.

DIRECTOR COMPENSATION

     Members of the Board of Directors do not receive any cash compensation for their service on the Board of Directors but are entitled to reimbursement of expenses related to attending Board of Directors meetings. The Company has compensated its directors who are not employees through the grant of stock options. Upon initial appointment, each of Messrs. Chen, Gardner, and Gauld, was granted an option to purchase 30,000 shares of Common Stock at the fair market value on the date of grant. Directors who are employees of the Company are not paid any additional compensation for serving as directors, except for the grant to Mr. Gardner to purchase 30,000 shares as described above.

OTHER EXECUTIVE OFFICERS



     Peter N. Hood, 59, has been the Company's Chief Financial Officer since May 16, 2000. Mr. Hood was previously owner and Chief Executive Officer of Phoenix Custom Molders, Inc., a custom manufacturer of plastic parts from 1993 to 2000. Phoenix Custom Molders, Inc. filed Chapter 11 bankruptcy on September 4, 1996 in the U.S. Bankruptcy Court for the District of New Hampshire. The Chapter 11 bankruptcy was entitled "In re Phoenix Custom Molders, Inc." and docketed as Bk. 96-12443-MWV. Phoenix Custom Molders, Inc. emerged from Chapter 11 bankruptcy on August 17, 1997. He was also co-founder and Vice President of Phoenix Distributors, Inc., a business involved in consolidating independent distributors of industrial, gas and welding supplies from 1985 to 1993. From 1965 to 1985, he was with the accounting firm of Ernst & Young, becoming a partner in 1976. He received his business degree from Northeastern University and is a certified public accountant.




PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table sets forth certain information, as of July 3, 2000, with respect to the voting securities of the Company owned by (1) any person (including any "group" as that term is defined in section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of a class of voting securities of the Company, (2) each director or nominee for director of the Company, (3) each of the executive officers named in the Summary Compensation Table elsewhere herein, and (4) all directors and executive officers of the Company as a group . In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any voting securities of the Company if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership thereof at any time within 60 days of July 3, 2000. As used herein "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each person named has sole voting and investment power with respect to the shares listed as being beneficially owned by such person.


                                                                                  SHARES OF COMMON STOCK
                                                                                    BENEFICIALLY OWNED
                                                                                  ----------------------

                 DIRECTORS, OFFICERS AND 5% STOCKHOLDERS                       NUMBER                PERCENT
                 ---------------------------------------                       ------                -------
                 Theodore J. Goodlander
                 c/o Storage Computer Corporation                            4,161,440(1)             34.25%
                 11 Riverside Street
                 Nashua, New Hampshire 03062

                 Theodore Jay Goodlander II Trust                              981,940(2)              8.08%
                 Paige Boer, Trustee
                 c/o Storage Computer Corporation
                 11 Riverside Street
                 Nashua, New Hampshire 03062

                 Jeanne McCready, Trustee                                    2,467,500(3)             20.19%
                 c/o Storage Computer Corporation
                 11 Riverside Street
                 Nashua, New Hampshire 03062

                 Steven S. Chen                                                 30,000(4)                 *
                 c/o Storage Computer Corporation
                 11 Riverside Street
                 Nashua, New Hampshire 03062

                 Edward A. Gardner                                             230,000(5)              1.88%
                 c/o Storage Computer Corporation
                 11 Riverside Street
                 Nashua, New Hampshire 03062

                 Peter N. Hood                                                       0(6)                 *
                 c/o Storage Computer Corporation
                 11 Riverside Street
                 Nashua, New Hampshire 03062

                 Roger E. Gauld                                                      0(7)                 *
                 c/o Storage Computer Corporation
                 11 Riverside Street
                 Nashua, New Hampshire 03062

                 All directors and executive officers as a group (5 persons) 4,421,440(8)             35.63%


----------

* less than 1%.


(1) Does not include 3,290,000 shares of Common Stock held by the Goodlander children's trusts established for the exclusive benefit of Mr. Goodlander's children, and as to which Mr. Goodlander exercises no voting or dispositive control and disclaims beneficial ownership. Includes 115,440 shares of Common Stock issuable upon conversion of 10,000 shares Series A 8% Convertible Preferred Stock and 44,000 shares of Common Stock issuable upon exercise of a Stock Purchase Warrant.

(2) Includes 115,440 shares of Common Stock issuable upon conversion of 10,000 shares Series A 8% Convertible Preferred Stock and 44,000 shares of Common Stock issuable upon exercise of a Stock Purchase Warrant.

(3) Jeanne McCready is the Trustee of three separate trusts established for each of the following of Mr. Goodlander's minor children: Christine Marian Goodlander, Margaret Vivian Goodlander and John Samuel Goodlander.

(4) Includes 30,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Amended and Restated Stock Incentive Plan.

(5) Includes 230,000 options pursuant to the Company's Amended and Restated Stock Incentive Plan.

(6) Excludes 30,000 options pursuant to the Company's Amended and Restated Stock Incentive Plan, which are not currently exercisable.

(7) Excludes 30,000 options pursuant to the Company's Amended and Restated Stock Incentive Plan, which are not currently exercisable.

(8)  See footnotes (1)-(7) above.



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires directors, executive officers and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission ("SEC") and the American Stock Exchange reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to the Company. Based solely on review of the copies of such reports furnished to the Company or written representations from certain persons that no reports were required for those persons, the Company believes that all
Section 16(a) filing requirements were satisfied.


       COMPARISON OF FIVE YEAR CUMULATIVE RETURN STOCK PERFORMANCE GRAPH

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                AMONG STORAGE COMPUTER CORP., THE S&P 500 INDEX
                                AND A PEER GROUP

                                  [LINE GRAPH]

               Storage Computer Corp.        Peer Group          S&P 500
12/94                  100                      100                100
12/95                  255                      210                140
12/96                  375                      160                160
12/97                  175                      240                240
12/98                  100                      100                290
12/99                  145                      405                350

* $100 INVESTED ON 12/31/94 IN STOCK OR INDEX
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

     This graph assumes that the value of investment in Storage Computer Common Stock and each index to be $100 on December 31, 1994 and that any and all dividends were reinvested. This graph compares Storage Computer's cumulative total return with the S&P 500 Stock Index (a performance indicator of the overall stock market) and a peer group. The Company's peer group consists of Auspex Systems, Ciprico, Dot Hill Systems and MTI Tech. These companies are viewed as similar in size to the Company and represent its competitors in certain geographic areas and markets.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information with respect to the compensation paid or accrued by the Company for services rendered to the Company in all capacities for the fiscal years ended on the last day of December for 1999, 1998, and 1997, respectively, by its Chief Executive Officer and each of the Company's other executive officers whose total salary and bonus exceeded $100,000 during such year (collectively, the "Named Executive Officers"):

                                           ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                                           -------------------                      ----------------------
                                                                                      AWARDS
                                                                                    SECURITIES
                                                                    OTHER ANNUAL    UNDERLYING        ALL OTHER
            NAME AND            FISCAL     SALARY        BONUS      COMPENSATION   STOCK OPTIONS     COMPENSATION
       PRINCIPAL POSITION       YEAR(1)      $             $           ($)(2)           (#)             ($)(2)
       ------------------       -------    ------        -----      ------------   -------------     ------------

   Theodore J. Goodlander        1999     $ 93,750         --            --                --             --
   President and Chief           1998     $150,000         --            --                --             --
   Executive Officer             1997     $150,000         --            --                --             --

   Edward A. Gardner,            1999     $      0                                    230,000(3)
   President and Chief           1998     $      0
   Operating Officer             1997     $      0
   (as of May 8, 2000)

   Peter N. Hood                 1999     $      0                                     30,000(4)
   Chief Financial Officer       1998     $      0
   (as of May 8, 2000)           1997     $      0

   James C. Louney               1999     $  3,750         --            --                --             --
   Chief Financial Officer       1998     $ 90,000         --            --                --             --
   and Treasurer                 1997     $ 60,007(5)      --            --            80,000(5)          --


   Keith C. Perry                1999     $125,000                                         --
   Senior Vice President Sales   1998     $ 50,000(6)                                  75,000(6)
   And Worldwide Marketing       1997     $      0                                         --

   James P. Nolan                1999     $      0         --            --                 0             --
   Senior Vice President         1998     $ 49,701         --            --                --             --
   Research and Development      1997     $ 46,763(7)                                  75,000(7)

----------

(1)  The Company's fiscal year ends on the last day of December.

(2) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of prerequisites and other personal benefits has been omitted because such prerequisites and other personal benefits constituted less than the lesser of $50,000 or ten percent of the total annual salary and bonus reported for the executive officer during the fiscal year ended December 31, 1999.

(3) As of May 8, 2000, Mr. Gardner was granted options to purchase 230,000 shares of the Company's Common Stock at $6.625 per share.

(4) As of May 8, 2000, Mr. Hood was granted options to purchase 30,000 shares of the Company's Common Stock at $6.625 per share.

(5) Mr. Louney joined the Company on May 1, 1997, amount shown reflects compensation for partial year. Mr. Louney resigned for personal reasons on January 12, 1999 and amounts shown reflect compensation for the partial year in 1999 and includes 75,000 options at $5.00 per share.

(6) Mr. Perry joined the Company in September 1998 and resigned in October 1999. The amounts shown reflects compensation for the partial years 1998 and 1999.

(7) Mr. Nolan joined the Company in September 1997 and resigned in April 1998. The amount shown reflect compensation for the partial years 1997 and 1998.

     The following table sets forth certain information concerning exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 1999:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                           NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED IN-THE-MONEY
                           UNEXERCISED OPTIONS AT YEAR-END(1)      OPTIONS AT YEAR-END(2)
                           ----------------------------------      ---------------------------------

        NAME               EXERCISABLE         UNEXERCISABLE       EXERCISABLE         UNEXERCISABLE
        ----               -----------         -------------       -----------         -------------
        Theodore J.             0                    0                  0                    0
        Goodlander

        Keith Perry(3)          0                    0                  0                    0

----------

(1) No options were exercised during the year ended December 31, 1999 by the Named Executive Officers.

(2) Based on the difference between closing price of the underlying shares of Common Stock on December 31, 1999 as reported by the American Stock Exchange ($6.25) and the option exercise price.

(3) Mr. Perry resigned from the Company in October 1999, did not exercise any options and did not retain any unexercised options.

REPORT OF THE COMPENSATION COMMITTEE

     During the fiscal year ended December 31, 1999, the Compensation Committee of the Board of Directors was responsible for establishing and administering the compensation policies that govern annual salary, bonuses, and stock-based incentives (currently stock options) for directors and officers.


OVERVIEW

     The Company has historically established levels of executive compensation that provide for a base salary intended to allow the Company to hire and retain qualified management. From time to time the Company has also granted stock options to executives and key employees to keep the management focused on the stockholders' interests. The Compensation Committee believes that the Company's past and present executive compensation practices provide an overall level of compensation that is competitive with companies of similar size, complexity and financial performance and that its executive compensation practices have allowed it to retain key personnel whose contribution has maintained and increased the Company's profitability.

     The Compensation Committee determines the compensation of the executive officers of the Company and sets policies for and reviews the compensation awarded to the other officers of the Company. This is designed to ensure consistency throughout the officer compensation programs. In reviewing the individual performances of the executive officers (other than the Chief Executive Officer and President) the Compensation Committee takes into account the views of the Chief Executive Officer and the President. In fiscal 1999, the Compensation Committee determined the base salary for executive officers, other than for the Chief Executive Officer and the President, based largely on recommendations by the Company's Chief Executive Officer and President.

     The Compensation Committee expects to review annually the annual and long-term compensation of all the Company's executives and employees to assure that all of the Company's executives and employees continue to be properly motivated to serve the interests of the Company's stockholders.

EXECUTIVE OFFICER COMPENSATION

BASE SALARY. Base salary is generally set within the ranges of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies of similar size, complexity and profitability taking into account the position involved and the level of the executive's experience. In addition, consideration is given to other factors, including an officer's contribution to the Company as a whole.

ANNUAL BONUS COMPENSATION. Over the past five years, the Company has generally not awarded cash bonuses to its executive officers.


LONG TERM INCENTIVES. Currently, stock options are the Company's primary long-term incentive vehicle. Stock option awards have been made from time to time to persons who currently serve as middle and upper level managers, including the Chief Executive Officer and other executive officers named in the Summary Compensation Table. The size of awards has historically been based on position, responsibilities, and individual performance. The compensation Committee believes that the long-term incentives awarded by the Company in fiscal 1995, 1996 and 1997 were generally below the levels found at the comparable companies. In fiscal 1998 and 1999, the Company made awards to middle and upper level managers in an effort to improve this aspect of the Company's compensation program and will continue to monitor this aspect of compensation.

     The Compensation Committee is aware that the Company's grants of stock options are less frequent and smaller in size than the grants of many comparable companies, although the Board believes that the overall mix of compensation components has been adequate. The Compensation Committee believes that this aspect of compensation must receive more emphasis in the future to assure that all of the Company's key employees continue to focus on the profitability of the Company and, thus, the interests of the Company's stockholders. Accordingly, the Compensation Committee has recommended to the Board of Directors the authorization of additional stock options for employees.

CHIEF EXECUTIVE OFFICER COMPENSATION. In determining the compensation of the Company's Chief Executive Officer, Mr. Goodlander, due to budgetary constraints the Compensation Committee decreased his salary by $56,250 during fiscal 1999.


                                          The Compensation Committee

                                          Theodore J. Goodlander
                                          Steven S. Chen
                                          Edward A. Gardner
                                          Roger A. Gauld


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Kristiania Corp.

     The Company currently leases, as a tenant-at-will under a triple-net lease, a 35,000 sq. ft. facility which is occupied by its light manufacturing, research and development and office operations in Nashua, New Hampshire. The lease is with an affiliated entity owned by Mr. Goodlander. The Company paid annual rentals of $195,600, $200,400 and $224,800 in 1997, 1998 and 1999, respectively.

Related Party Debt

     Since the inception of the Company, Mr. Goodlander has made cash loans to the Company. The aggregate amount owing to Mr. Goodlander, at the end of fiscal years 1997, 1998 and 1999 was $710,000, $710,000 and $810,000, respectively. The debt is unsecured, and $710,000 bears interest at prime plus 1% and $100,000 bears interest a 6%. This debt is subordinated to the bank demand line of credit.

            PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed BDO Seidman, LLP as auditors of the Company for the fiscal year ending December 31, 2000, subject to ratification of such appointment by the stockholders. BDO Seidman, LLP was the Company's auditor for the years ended December 31, 1998 and 1999.

     Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 2 TO RATIFY THE CHOICE OF BDO SEIDMAN, LLP, AS THE COMPANY'S AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.

     PROPOSAL NO. 3 - AUTHORIZATION OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES A 8% CONVERTIBLE PREFERRED STOCK

     On April 19, 2000, pursuant to authority granted in the Company's Restated Certificate of Incorporation, the Company filed with the Delaware Secretary of State a Certificate of Designation establishing a series of preferred stock designated as Series A 8% Convertible Preferred (the "Preferred Stock") consisting of 90,000 shares, with a stated value of $100 per share. In April and May of 1999, the Company issued 60,000 shares of the Preferred Stock, together with Warrants to purchase an aggregate of 264,000 shares of Common Stock at an exercise price of $8.6625 per share, in conjunction with certain investor financings, pursuant to which the Company received $6,000,000. The proceeds from the sale of Preferred Stock were used by the Company to reduce the amount of the Company's bank debt and to provide working capital for operations. Among the investors participating in the financings was Theodore J. Goodlander, the Chairman of the Company's Board of Directors and the CEO of the Company.

     The Preferred Stock is convertible into shares of Common Stock beginning on August 17, 2000. The price at which a share of Preferred Stock may be converted into Common Stock varies depending on when the holder of such share elects to convert it. The Preferred Stock may be converted, either in whole or in part, into Common Stock at an initial conversion price per share of Common Stock (subject to certain adjustments) equal to the lesser of (i) 110% of the market price on April 19, 2000 ($8.6625) or (ii) 82.5% of the market price at the time of conversion. The conversion price for Preferred Stock remaining unconverted will be reduced in October 2000 to 78.5% of the market price and will be reduced again in January 2001 to 75% of the market price and in April 2001 to 65% of the market price.

     Dividends on the Preferred Stock accrue at the rate of 8% per annum and are payable semi-annually. At the option of the Company, dividends may be paid either in cash or through the issuance of shares of Common Stock, valued at the conversion price for Preferred Stock then in effect. Each share of Preferred Stock has a liquidation preference equal to the sum of: (i) the stated value, plus (ii) an amount equal to 30% of the stated value, plus (iii) the aggregate of all accrued and unpaid dividends on the Preferred Stock. The Preferred Stock has no voting rights, except as provided under Delaware General Corporation Law and in the event Company desires to alter the rights of or increase the number of shares of Preferred Stock, in which event the approval of the holders of at least 90% of the then outstanding shares of Preferred Stock shall be required.

     The terms of the Preferred Stock provide that, to the extent shareholder approval of the issuance of Common Stock is required by the Rules of the American Stock Exchange, the Company may not issue shares of Common Stock upon conversion of Preferred Stock if the number of such shares (when added to the number of shares of Common Stock previously issued by the Company upon conversion of other shares of Preferred Stock, in payment of dividends on the Preferred Stock and upon exercise of the Warrants) would equal or exceed 20% of the number of shares of Common Stock issued and outstanding on April 19, 2000 or, with respect to shares issuable to officers, directors or principal shareholders of the Company, 5% of the number of shares of Common Stock issued and outstanding on April 19, 2000 (in either case, the "Maximum Issuable Amount"), unless such shareholder approval has been obtained. If the issuance of Common Stock upon conversion of the Preferred Stock has not been approved by the shareholders of the Company at the time when a holder of Preferred Stock exercises conversion rights, the Company will issue shares of Common Stock up to the Maximum Issuable Amount and will be required to redeem any excess shares of Preferred Stock at a price of $125 per share (plus all accrued and unpaid dividends thereon).

     SHAREHOLDER APPROVAL REQUIRED UNDER THE RULES OF AMERICAN STOCK EXCHANGE

     Under Section 713 of its Company Guide, the American Stock Exchange requires shareholder approval, as a condition to the approval of applications to list additional shares of an Exchange-traded security in connection with a transaction involving the sale or issuance of securities convertible into common stock equal to 20% or more of the presently outstanding stock for less than the greater of book value or market value of the stock. In addition, under Section 711 of its Company Guide, the American Stock Exchange requires shareholder approval, as a condition to the approval of applications to list additional shares of an Exchange-traded security in connection with any arrangement under which controlling shareholders, officers, directors or key employees of a company may acquire shares of common stock equal to 5% or more of the presently outstanding stock at a price below market price of the stock.

     If the conversion price for the Preferred Stock were to drop to less than $4.68 per share (and assuming that all dividends on the Preferred Stock were paid in shares of Common Stock valued at such price), the conversion of all of the outstanding Preferred Stock would, but for the Maximum Issuable Amount limitation, require the Company to issue more than 2,385,951 shares of Common Stock (which represents 20% of the total number of shares of Common Stock issued and outstanding on April 19, 2000). In order to permit the Company to issue shares of Common Stock upon conversion of Preferred Stock in excess of the Maximum Issuable Amount and to list such shares for trading on the American Stock Exchange, such issuance must be approved by the shareholders. Furthermore, since the issuance of Common Stock to Theodore J. Goodlander, the Company's Chairman and CEO, upon conversion of the 10,000 shares of Preferred Stock held by him would constitute an issuance subject to the limitations of Section 711 of the Company Guide, the issuance of more than 596,488 shares of Common Stock (which represents 5% of the total number of shares of Common Stock issued and outstanding on April 19, 2000) to Mr. Goodlander must be approved by the shareholders. If shareholder approval is not obtained, the Company will be obligated to redeem any Preferred Stock whose conversion would require the issuance of Common Stock in excess of the Maximum Issuable Amount.

     POTENTIAL DILUTIVE IMPACT

     The conversion of the Preferred Stock could have a dilutive impact on the percentage of ownership of the current holders of the Common Stock. Assuming Proposal No. 3 is approved, the shares of Common Stock issuable upon conversion of the Preferred Stock could represent greater than 20% the total number of outstanding shares of Common Stock. Because holders of Preferred Stock will have the opportunity to convert the Preferred Stock into Common Stock at less than market rates each conversion will result in a dilution of the ownership interests of the current holders of Common Stock. If the conversion price were to be reduced to $2.00 per share as a result of declines in the market value of the Common Stock (and assuming conversion of all 90,000 shares of authorized Preferred Stock at that price), the holders of Preferred Stock would receive 4,500,000 shares of Common Stock (representing approximately 28% of the number of shares of Common Stock issued and outstanding following such conversion); such number of shares of Common Stock could be further increased (resulting in greater dilution of the current holders of Common Stock) upon exercise of Warrants associated with the Preferred Stock or as a result of issuance of Common Stock in payment of dividends on Preferred Stock.

     Because the amount of Common Stock issuable to the holders of the Preferred Stock is based on a formula that is tied to the market price of the Common Stock just prior to the date on which the Preferred Stock is converted into shares of Common Stock, conversion of the Preferred Stock could result in significant dilution of the per share value of Common Stock held by current investors. The perceived risk of dilution may cause holders of Preferred Stock who convert their Preferred Stock and immediately sell the shares of Common Stock issued upon such conversion, which would be likely to contribute to a downward movement in the market price of the Common Stock. Significant downward pressure on the trading price of the Common Stock resulting from such sales could encourage shareholders to engage in short sales, which would further contribute to a decline in the market price for the Common Stock. Each holder of Preferred Stock has agreed with the Company that, so long as it holds Preferred Stock, it will not enter into any put option or short sale of Common Stock and it will not use the Common Stock acquired through conversion of its shares of Preferred Stock to settle any put option or short position which may have been entered into prior to its investment in the Preferred Stock.

     The terms of the Preferred Stock provide that the conversion price shall never be greater than $8.6625 (110% of the market price of the Common Stock at the time the Preferred Stock was first issued) but could be less, based on the average trading price of the Common Stock just prior to the time of conversion. The lower the average trading price of shares of Common Stock just prior to the conversion date, the greater the number of shares of Common Stock that can be issued upon conversion of the Preferred Stock, and the greater the risk of dilution caused by this issuance.

     Furthermore, the longer the Preferred Stock is outstanding prior to conversion, the greater the discount from the prevailing market price at which the Preferred Stock can be converted into shares of Common Stock. If the Preferred Stock is converted prior to October 17, 2000, the conversion price will be the lower of $8.6625 or 82.5% of the market price of the Common Stock just prior to the conversion date; if the Preferred Stock is converted on or after October 17, 2000 but prior to January 16, 2001, the conversion price will be the lower of $8.6625 or 78.5% of the market price of the Common Stock just prior to the conversion date; if the Preferred Stock is converted on or after January 16, 2001 but prior to April 15, 2001, the conversion price will be the lower of $8.6625 or 75% of the market price of the Common Stock just prior to the conversion date; and if the Preferred Stock is converted after April 15, 2001, the conversion price will be the lower of $8.6625 or 65% of the market price of the Common Stock just prior to the conversion date.

     The following table sets forth (i) the effective conversion price at the time of the various reductions in the percentage of the prevailing market price at which the Preferred Stock may be converted into shares of Common Stock (assuming, at the date of each such reduction, that the prevailing market price for the Common Stock is equal to, 25% less than, 50% less than, and 75% less than the closing market price of the Common Stock on July 13, 2000), (ii) the number of shares of Common Stock issuable upon conversion of all of the Preferred Stock at such conversion price (assuming the Company does not issue any shares of Common Stock in payment of dividends on the Preferred Stock), and
(iii) the percentage of the total number of shares of Common Stock issued and outstanding that would be represented by the shares of Common Stock issuable at such conversion price.


MARKET PRICE       CONVERSION PRIOR TO 10/17/00                      CONVERSION FROM 10/17/00 TO 1/15/01

                CONVERSION PRICE   NUMBER OF       PERCENTAGE       CONVERSION       NUMBER OF       PERCENTAGE
                                   SHARES OF       OWNERSHIP OF     PRICE            SHARES OF       OWNERSHIP OF
                                   COMMON STOCK    CONVERTED                         COMMON STOCK    CONVERTED
                                   ISSUABLE        PREFERRED STOCK                   ISSUABLE        PREFERRED STOCK
--------------------------------------------------------------------------------------------------------------------

$15.25             $8.6625            692,641         5.77%          $8.6625            692,641         5.77%
$11.4375           $8.6625            692,641         5.77%          $8.6625            692,641         5.77%
$ 7.625            $6.2906            953,800         7.96%          $5.9856          1,002,402         8.36%
$ 3.8125           $3.1453          1,907,601        15.91%          $2.9928          2,004,803        16.72%



MARKET PRICE       CONVERSION FROM 1/16/01 TO 4/15/01                CONVERSION AFTER 4/16/01

                CONVERSION PRICE   NUMBER OF       PERCENTAGE       CONVERSION       NUMBER OF       PERCENTAGE
                                   SHARES OF       OWNERSHIP OF     PRICE            SHARES OF       OWNERSHIP OF
                                   COMMON STOCK    CONVERTED                         COMMON STOCK    CONVERTED
                                   ISSUABLE        PREFERRED STOCK                   ISSUABLE        PREFERRED STOCK
--------------------------------------------------------------------------------------------------------------------

$15.25             $8.6625            692,641         5.77%          $8.6625            692,641         5.77%
$11.4375           $8.55781           699,454         5.83%          $7.4344            807,062         6.73%
$ 7.625            $5.7188          1,049,180         8.75%          $4.9563          1,210,593        10.01%
$ 3.8125           $2.8594          2,098,361        17.50%          $2.4713          2,421,125        20.19%



     NO MAXIMUM NUMBER OF SHARES OF COMMON STOCK ISSUED UPON CONVERSION

     There is no minimum average trading price that fixes the maximum number of shares of Common Stock that can be issued upon the conversion of Preferred Stock. The terms of the Preferred Stock, however, provide that, should the market price for Common Stock decline to less than $4.00 per share, the Preferred Stock may not be converted for a period of 30 days or until the market price exceeds $4.00 (if earlier). Similarly, should the market price for Common Stock decline to less than $2.00 per share, the Preferred Stock may not be converted for a 30-day period or until the market price exceeds $2.00 (if earlier).



     RIGHTS OF DISSENTING SHAREHOLDERS



     Under the Delaware General Corporation Law, stockholders of the Company are not entitled to any rights of appraisal or dissenters' rights in connection with the adoption of Proposal No. 3--Authorization of Issuance of Preferred Stock.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3
  TO AUTHORIZE THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF PREFERRED STOCK.

           PROPOSAL NO. 4 - AMENDMENT TO THE 1999 INCENTIVE STOCK PLAN


     The Board of Directors proposes to amend Section 4(a) of the Company's 1999 Incentive Stock Plan ("Original 1999 Plan") to increase the maximum number of shares of Common Stock with respect to which options may be granted under the Original 1999 Plan from 1,000,000 to 2,000,000. (The Original 1999 Plan, as amended, is hereinafter referred to as the "1999 Plan".)

In all other respects, the 1999 Plan is unchanged from the prior version. Accordingly, the Board of Directors proposes that the first sentence of Section 4(a) of the 1999 Plan be amended to read as follows: "Subject to adjustment by the operation of Section 4(b) hereof, the maximum number of Shares with respect to which Options may be granted under the 1999 Plan is 2,000,000 shares."


     The 1999 Plan is intended to promote the long-term interests of the Company and its shareholders by providing directors, consultants, officers and other employees of the Company with an additional incentive arising from capital stock ownership to promote the financial success of, and to provide future services to, the Company. The 1999 Plan shall be administered by two or more members of the Board (the "Committee"), each of whom shall be a "disinterested person" as defined in Rule 16b-3 (or successor provision) promulgated by the SEC. The Committee has full authority and power to:

     Construe and interpret provisions of the 1999 Plan and make rules and regulations for the 1999 Plan not inconsistent with the 1999 Plan;

     Decide all questions of eligibility for 1999 Plan participation and for the grant of awards;

     Adopt forms of awards and other documents consistent with the 1999 Plan;

     Engage agents to perform legal, accounting, and other such professional services as it may deem proper for administering the 1999 Plan; and

     Take such other actions as may be reasonable, required or appropriate to administer the 1999 Plan or to carry out the Committee activities contemplated by other sections of the 1999 Plan.


     The 1999 Plan will be available to all employees, officers, and directors of the Company. In accordance with the 1999 Plan, the Committee shall grant options to purchase shares of Common Stock at an exercise price per share that shall be not less than 100% of the fair market value per share of the Common Stock on the date of the grant. The number of options granted will become void immediately upon voluntary resignation by the employee or termination by the Company with cause. The options will become void after 90 days in the event of termination by the Company without cause. Grants will consist of Non-Qualified Stock Options ("NSOs") only. Upon exercise of options, an employee may chose to hold or sell their shares. In either situation, the Company will withhold 28% Federal Income Tax, 6.2% Social Security Tax, 1.45% Medicare Tax, and any applicable State Income Tax from the employee's gain on the sale.



     Any options granted under the 1999 Plan will expire no later than ten years from the date of the grant. The Company receives no additional consideration for the granting of options under the 1999 Plan. As of July 13, 2000, each share of Common Stock had a closing price of $15.25, so that the 2,000,0000 shares of Common Stock underlying the 1999 Plan had an aggregate market value of $30,500,000.



     The approval of the Company's shareholders to increase the number of shares of Common Stock with respect to which options may be granted under the 1999 Plan is required pursuant to Section 422 of the Internal Revenue Code and Rule 16b-3 of the Exchange Act.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4
                     TO AMEND THE 1999 INCENTIVE STOCK PLAN

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder proposal intended to be presented at the Company's 2001 annual meeting of stockholders must be received at the executive offices of the Company not later than January 1, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.

OTHER MATTERS

     As of the date of this proxy statement, management of the Company knows of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named in the enclosed form of proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in regard to such other matters and the transaction of such other business as may properly be brought before the Annual Meeting, in their best judgment.


                           APPENDIX TO PROXY STATEMENT
                           ---------------------------

             STORAGE COMPUTER CORPORATION 1999 STOCK INCENTIVE PLAN
                             EFFECTIVE MAY 17, 1999

1.   PURPOSE OF PLAN

     The 1999 Stock Incentive Plan (the "Plan") is intended to promote the long-term interests of the Company and its shareholders by providing directors, consultants, officers and other employees of the Company with an additional incentive arising from capital stock ownership to promote the financial success of, and to provide future services to, the Company. Those provisions of the Plan which make reference to Section 422 of the Code (as defined below) shall apply only to ISOs (as defined below).

2.   DEFINITIONS

     Unless otherwise required by the context, the following terms when used in the Plan shall have the meaning set forth in this Section 2:

     (a) "Affiliate": Any "parent corporation" or "Subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (b) "Agreement": An option agreement evidencing an Award in such form as adopted by the Committee pursuant to the Plan.

     (c) "Award": The grant of an Option under the Plan.

     (d) "Board of Directors" or "Board": The Board of Directors of the Company.

     (e) "Change in Control": A "Change in Control" occurs if the Company (i) ceases operations; (ii) merges or consolidates with another entity and is not the surviving entity; (iii) sells or otherwise transfers substantially all of its operating assets; or (iv) if more than fifty percent (50%) of the capital stock of the Company is transferred in a single transaction or in a series of related transactions other than a public offering of stock of the Company.

     (f) "Code": The Internal Revenue Code of 1986, as amended from time to time.

     (g) "Committee": The Compensation Committee of the Board of Directors or such other committee appointed by the Board of Directors which meets the requirements set forth in Section 10(a) hereof.

     (h) "Company": Storage Computer Corporation, a Delaware corporation.

     (i) "Effective Date": The date on which the Plan shall become effective as set forth in section 11 hereof.

     (j) "Exchange Act": The Securities Exchange Act of 1934, together with all regulations and rules issued thereunder.

     (k) "Exercise Price": In the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option.

     (l) "Fair Market Value": As applied to a specific date, the closing price, if any, of the Company's Common Stock on such date as reported by the American Stock Exchange or such other exchange on which the Company's Common Stock may then be traded, or, if none, the fair market value shall be the closing price of the Company's Common Stock on the nearest date before the grant. The Fair Market Value determined by the Committee or the Board in good faith in such manner shall be final, binding and conclusive on all parties.

     (m) "ISO": An Option is intended to qualify as an "incentive stock option", as defined in Section 422 of the Code or any statutory provision that may replace such Section.

     (n) ""NQSO": An Option not intended to be an ISO and designated to Nonqualified Stock Option by the Committee.

     (o) "Option": Any ISO or NQSO granted under the Plan.

     (p) "Participant": A non-employee, director, officer, consultant or other key employee of the Company who has been granted an Award under the Plan.

     (q) "Plan": This Storage Computer Corporation 1999 Stock Incentive Plan adopted by the Board of Directors on May 17, 1999, as the same may be amended from time to time.

     (r) "Reporting Person": Such persons as are required to file reports under
Section 16(a) of the Exchange Act.

     (s) "SEC": Securities and Exchange Commission.

     (t) "Shares": Shares of the Company's authorized but unissued or reacquired $.001 par value Common Stock, or such other class or kind of shares or other securities as may be applicable pursuant to the provisions of Section 4(b) hereof.

3.   PARTICIPANT

     The class of persons eligible to receive Awards under the Plan shall be those officers, directors, consultants and other employees of the Company as designated by the Committee from time to time.

4.   SHARES SUBJECT TO PLAN

     (a) Maximum Shares. Subject to adjustment by the operation of Section 4(b) hereof, the aggregate maximum number of Shares with respect to which Options may be granted under the Plan is 1,000,000 shares. The Shares with respect to which Options may be granted under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. An award shall not be considered to have been made under the Plan with respect to an Option to the extent that it terminates without being exercised, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

     (b) Adjustment of Shares and Price. In the event that the Shares are changed into or exchanged for a different kind or number of Shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, than the number of Shares subject to this Plan and to Awards granted hereunder and the purchase or Exercise Price for such Shares shall be equitably adjusted by the Committee to prevent the dilution or enlargement of Awards, and any new stock or securities into which the Shares are changed or for which they are exchanged shall be substituted for the Shares subject to this Plan and to Awards granted hereunder; provided, however that fractional Shares may be deleted from any such adjustment or substitution.

5.   GENERAL TERMS AND CONDITIONS OF OPTIONS

     (a) General Terms. The Committee shall have full and complete authority and discretion and as otherwise expressly limited by the Plan, to grant Options and to provide the terms and conditions (which need not be identical) among Participants thereof. In particular, the Committee shall prescribe the following terms and conditions with respect to any Options:

          (i) the Exercise Price of any Option determined in accordance with
Section 5(b) hereof.

          (ii) the number of Shares subject to and the expiration date of any Option, provided, however that no Option shall have a term in excess of ten years from the date of grant of the Option.

          (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option: provided that no Option shall be exercisable earlier than one year from the date of grant.

          (iv) the restrictions, if any to be placed upon such Option or upon Shares which may be issued upon exercise of such Option. The Committee may as a condition of granting any Option require that a Participant agree not to exercise thereafter one or more Options previously granted to such Participant.

          (v) provisions, if any, for automatic vesting of any Option upon a "Change in Control" of the Company.

     (b) Exercise Price. The exercise price of any Option shall be determined by the Committee. With respect to an ISO, the Exercise Price of an Optional shall not be less than 100% (or with respect to any participant owning more than 10% of the combined voting power of all classes of the Company's or an Affiliate's Stock, (110%) of the Fair Market Value per Share on the date of the grant. If the Company engages in a merger or business combination with another entity, options may be issued under the Plant at a price lower than Fair Market Value per share to employees of such other entity who hold employee options to purchase securities of such entity and who become employees of the Company or of a subsidiary of the Company, provided that the Exercise Price and number of shares shall be determined by the Committee generally in accordance with the principles set forth in Section 4(b) above. To the extent permitted by the Code, the Committee may designate such options as ISO'S.

     Notwithstanding the foregoing, in no event shall the Exercise Price of an Option be less than the par value per Share.

6.   EXERCISE OF OPTIONS

     (a) General Exercise Rights. An Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant and, except as provided in Section 6(c), no such Option may be exercised unless at the time such Participant exercises such Option, such Participant is an employee, director or consultant of, and has continuously since the grant thereof been an employee, director or consultant of the Company. A leave of absence by an employee at the request or with the approval of the Company shall not be deemed an interruption or termination of employment, so long as the period of such leave does not exceed 180 days, or, if longer, so long as the Participant's right to re-employment with the Company is guaranteed by contract, applicable law, a vote of the Board of Directors or the Company's corporate policy in effect on the date such leave commences. An Option also shall contain such conditions upon exercise (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the SEC.

     (b) Notice of Exercise. An Option may not be exercised with respect to less than 100 Shares, unless the exercise relates to all Shares covered by the Options at the date of the exercise. An Option shall be exercised by delivery of written notice to the Company. Such notice shall state the election to exercise the Option and the number of whole Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. In the case of an exercise of an Option such notice shall either: (a) be accompanied by payment of the full Exercise Price and all applicable withholding taxes, in which event the Company shall deliver any certificate(s) representing Shares which the Participant is entitled receive as a result of the exercise as soon as practicable after the notice has been received; or (b) fix a date (not less than 5 nor more than 15 business days from the date such notice has been received by the Company) for the payment of the full Exercise Price and all applicable withholding taxes, against delivery by the Company of any certificate(s) representing Shares which the Participant is entitled to receive as a result of the exercise. Payment of such Exercise Price and withholding taxes shall be made as provided in Sections 6(d) and 9 hereof, respectively. In the event the Option be exercised pursuant to Section 6(c)(i) hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

     (c) Exercise After Termination of Employment. Subject to Section 6(a) and except as otherwise determined by the Committee at the date of the grant of the Option, upon termination of a Participant's employment with the Company, such Participant (or in the case of death, the persons to whom the Option is transferred by will or the laws of descent and distribution) may exercise such Option during the following periods of time (but in no event after the normal expiration date of such Option) to the extent that such Participant was entitled to exercise such Options at the date of such termination:

          (i) in the case of termination as a result of death, disability or retirement of the Participant, the Option shall remain exercisable for one year after the date of termination; for this purpose, "disability" shall mean such physical or mental condition affecting the Participant as determined by the Committee in its sole discretion, and "retirement" shall mean voluntary retirement under a retirement plan, policy or program of the Company;

          (ii) in the case of termination for cause or the Participant's voluntary resignation, the Option shall immediately terminate and shall no longer be exercisable; and

          (iii) in the case of termination for any reason other than those set forth in subparagraphs (i) and (ii) above, the Option shall remain exercisable for three months after the date of termination.

TO THE EXTENT THE OPTION IS NOT EXERCISED WITHIN A TIMELY MANNER AS SET FORTH ABOVE, AND IN THE PROPER MANNER AS PRESCRIBED HEREIN, THE OPTION SHALL AUTOMATICALLY TERMINATE AT THE END OF THE APPLICABLE PERIOD OF TIME.

Notwithstanding the foregoing provisions, failure to exercise an ISO within the periods of time prescribed under Sections 421 and 422 of the Code shall cause an ISO to cease to be treated as an "incentive stock option" for purposes of
Section 421 of the Code.

     (d) Payment of Option Exercise Price. Upon the exercise of an Option, payment of the Exercise Price shall be made either (i) in cash (by certified check, bank draft or money order), (ii) with the consent of the Committee and subject to Section 6(c) hereof, by delivering the Participant's duly executed promissory note and related documents, (iii) with the consent of the Committee, by delivering Shares already owned by the Participant valued at Fair Market Value; provided that no shares received upon exercise of the Option thereafter may be exchanged to pay the Option price for additional Shares within the following six months, or (iv) by a combination of the foregoing forms of payment.

     (e) Payment with Loan. The Committee may in its sole discretion assist any Participant in the exercise of one or more Options granted to such Participant in the exercise of one or more Options granted to such Participant under the Plan by authorizing the extension of a loan to such Participant from the Company. Except as otherwise provided in this Section 6(e), the terms of any loan (including the interest rate and terms of repayment) shall be established by the Committee in its sole discretion. The maximum amount of any loan shall not exceed 80% of the Exercise Price payable from the Shares being purchased. Any such loan by the Company shall be with full recourse against the Participant to whom such loan is granted, shall be secured in whole or in part by the Shares so purchased, and shall bear interest at a rate not less than the minimum interest rate required at the time of purchase of the Shares in order to avoid having imputed interest or original issue discount under Sections 483 or 1202 of the Code. In addition, any such loan by the Company shall become immediately due and payable in full at the option of the Company, upon termination of the Participant's employment with or service to the Company for any reason whatsoever, or upon a sale of any shares acquired with such loan to the extent of the cash and fair market value of any property received by the Participants in such sale. The Committee may make arrangements for the application of payroll deduction from compensation payable to the Participant to amounts owing to the Company under any such loan. Until any loan by the Company under this Section 6(e) is fully paid in cash, the Shares shall be pledged to the Company as security for such loan and the Company shall retain physical possession of the stock certificates evidencing the Shares so purchased together with a duly executed stock power for such Shares. No loan shall be made hereunder unless counsel for the Company shall be satisfied that the loan and the issuance of Shares funded thereby, will be in compliance with all applicable federal, state and local laws.

     (f) Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any Shares issuable or exercise of any Option, until the date of the issuance of a stock certificate to the Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 4(b) hereof.

     (g) Effect of Merger, Etc. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, the Board of Directors of the Company or the Board of Directors of any Corporation assuming the obligations of the Company, may in its discretion take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for ISO's shall meet the requirements of
Section 424 of the Code; (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice; (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof, a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options; and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event; provided that notwithstanding anything to the contrary in this Section 6(g), any action taken by the Board of Directors hereunder shall be in compliance with Rule 16b-3 and the conditions thereof necessary to maintain qualification of the Plan under Rule 16b-3. In the case of any Option which by the terms of the grant thereof (or the agreement or instrument governing such grant) or pursuant to a decision by the Board of Directors under this Section 6(g) provides for such Option becoming fully exercisable upon a Change In Control or otherwise under this
Section 6, such Option shall be deemed vested on the day immediately prior to the day on which such Change in Control occurs and Participants holding such Options shall be given prior written notice of such Change in Control sufficient to permit them to exercise such Options.

     (h) Manner of Exercise. Subject to the conditions set forth in the Plan, the Participant may exercise the Option(s) with respect to all or any part of the number of such shares then exercisable. The options evidenced by an Award, may be exercised subject to the requirements herein set forth by:

          (i) giving written notice to exercise the option with respect to a specified number of full shares;

          (ii) exercising as to not less than one hundred (100) shares at any one time, unless the number of shares to be purchased upon such exercise is the total number remaining under such Option granted;

          (iii) making full payment to the Company of the amount of such Option Price for the number of shares with respect to which the option is then exercised, in accordance with the terms and conditions of Section 6(d) herein; and

          (iv) executing an undertaking and such other documents as the Company, in its sole discretion, shall deem necessary to lawfully effectuate the transfer of shares, evidencing the exercise of the option and/or to determine whether registration is then required under the Securities Act of 1993, or any other laws then in effect.

     (i) Exercise of Option and Termination. The right of exercise is cumulative so that if the Option is not exercised to the maximum extent permissible during any exercise period, it is exercisable, in whole or in part, with respect to all shares not so purchased, at any time prior to the Expiration Date, Last Exercise Date or earlier termination of any such Option. No Option may be exercised at any time on or after the Expiration Date, for any reason whatsoever. Subject to the provisions of Section 6 herein, to the extent that any Option, in whole or in part, is not exercised in a timely manner, the Option shall terminate and the shares shall automatically revert to the Plan.

7.   SPECIAL PROVISIONS FOR ISOs

     Any provision of the Plan to the contrary notwithstanding, the following special provisions shall apply to all ISOs granted under the Plan:

          (i) the Option must be expressly designated as an ISO by the Committee and in an Award;

          (ii) no ISO shall be granted more than ten years from the effective date of the Original Plan and no ISO shall be exercisable more than ten years from the date such ISO is granted;

          (iii) the Exercise Price of any ISO shall not be less than the Fair Market Value per Share on the date such ISO is granted; provided however, that with respect to an ISO granted to any individual who, at the time such ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, the Exercise Price of such ISO shall be at least 110% of the Fair Market Value per Share at the date of grant;

          (iv) the aggregate Fair Market Value (determined as of the time any ISO is granted) of any Company stock with respect to which any ISOs granted to a Participant are exercisable for the first time by such Participant during any calendar year (under this Plan and all other stock option plans of the Company and any predecessor) shall not exceed $100,000 as required under Section 422 of the Code. (To the extent $100,000 limit is exceeded, the $100,000 in Options, measured as described above, granted earlier in time will be treated as ISOs), and

          (v) any other terms and conditions as may be required in order that the ISO qualifies as an "incentive stock option" under Section 422 of the Code or successor provision.

8.   RESTRICTIONS ON TRANSFERS; GOVERNMENT REGULATIONS

     (a) Awards not Transferable. No Option nor any interest of a Participant under the Plan in any instrument evidencing any Option under the Plan may be assigned, encumbered or transferred, except, in the event of the death of a Participant, by will or the laws of descent and distribution or, in the case of NQSOs, pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act or rules thereunder.

     (b) Government Regulations. This Plan, the granting of Awards under this Plan and the issuance or transfer of Shares (and/or payments of money) pursuant thereto, are subject to all applicable Federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Securities and Exchange Commission) which may, in the opinion of counsel to the Company, be necessary or advisable in connection therewith.

     Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no Shares shall be issued by the Company, nor cash payments by the Company, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment, which, in the opinion of counsel to the Company, have been complied with in all respects. In connection with any stock issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company, in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing or for quotation on any stock exchange, or automated quotation system on which such Shares may then be listed or quoted, and (ii) the completion and effectiveness of such registration or other qualification of such Shares under state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

9.   TAX WITHHOLDING

     The Company shall have the right to withhold from amounts due Participants, or to collect from Participants directly, the amount which the Company deems necessary to satisfy any taxes required by law to be withheld at any time by reason or participation in the Plan, and the obligations of the Company under the Plan shall be conditional on payment of such taxes. The Participant may, prior to the due date of any taxes, pay such amounts to the Company, in cash, or with the consent of the Committee, in Shares (which shall be valued at their Fair Market Value on the date of payment); provided however, that not notwithstanding the foregoing, in the case of a Reporting Person, no election to use Shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 under the Exchange Act. There is no obligation under this Plan that any Participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it determines that a tax is or will be required to be withheld in connection with the issuance or transfer of Shares under this Plan, the Company may, pursuant to such rules as a Committee may establish, reduce the number of such Shares so issued or transferred by such number of Shares as the Company may deem appropriate, in its sole discretion, to accomplish such withholding, or make such other arrangements as it deems satisfactory. Notwithstanding any other provisions of this Plan, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements including, without limitation, Rule 16b-3 (or any successor provision) promulgated by the Securities and Exchange Commission.

     The Company makes no representation or warranty to the Participants, their successors and/or assigns, regarding the possible tax treatment or effect to be given to the transaction and events contemplated by an Award and the Plan, including, but not limited to, registration of an Award, Option(s) and/or transfers of stock certificates, and the Company hereby advises and directs the Participants to seek their own individual counsel and advice concerning these matters. The Participants agree that they will not rely upon the advice of any person or persons associated with the Company, including, but not limited to, possible adverse tax consequences of this transaction, Option(s) the Plan, or the exercise of any Option(s); and will waive any claim, that the Participants, or their successors and assigns, may have against the Company, and will agree to hold harmless, and will indemnify the Company against any such claim(s) and/or liability.

10.  ADMINISTRATION OF THE PLAN

     (a) The Committee. Except as otherwise provided by the Board, the Plan shall be administered by the Committee, which shall be comprised of two or more members of the Board of Directors, each of whom shall be a "disinterested person" as defined in Rule 16b-3 (or successor provision) promulgated by the Securities and Exchange Commission. In the absence of specific designation by the Board of Directors, the Committee shall consist of those members of the Board of Directors who, from time to time, shall be "disinterested persons" as so defined.

     (b) Committee Action. A majority of the members of the Committee at the time in office, shall constitute a quorum for the transaction of business and any determination or action may be taken at the meeting of a majority vote or may be taken without a meeting by a written resolution signed by all members of the Committee. All decisions and determinations of the Committee shall be final, conclusive and binding upon all Participants and upon all persons claiming any rights under the Plan with respect to any Options. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for willful misconduct in the performance of their duties.

     (c) Committee Authority. In amplification of the Committee's power and duties, but not by way of limitation, the Committee shall have full authority and power to:

          (i) construe and interpret the provisions of the Plan and make rules and regulations for the administration of the Plan not inconsistent with the Plan;

          (ii) decide all questions of eligibility for Plan participation and for the grant of Awards;

          (iii) adopt forms of Awards and other documents consistent with the Plan;

          (iv) engage agents to perform legal, accounting and other such professional services as it may deem proper for administering the Plan; and

          (v) take such other actions as may be reasonable, required or appropriate to administer the Plan or to carry out the Committee activities contemplated by other sections of this Plan.

     (d) Indemnification. In addition to such other rights of indemnifications as they may have as directors or as members of the Committee, the Board of Directors and the members of the Committee shall be indemnified by the Company against the reasonable expenses, including court costs and reasonable attorney's fees actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof, or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except where such indemnification is expressly prohibited by applicable law.

11.  EFFECTIVE DATE

     The effective date of the Plan shall be May 17, 1999 (the date it was approved by the Board of Directors). Nothing contained in this Plan shall be deemed to limit or adversely amend or modify the terms of, or rights of Participants under, Options granted prior to the Effective Date in any manner which derogates from or otherwise diminishes the terms of, or rights under, such Options.

12.  AMENDMENT AND TERMINATION

     (a) The Plan. (i) Amendment. The Board of Directors may amend the Plan from time to time in its sole discretion; provided however, that no such amendment shall, without the approval of the shareholders of the Company in accordance with the laws of the State of Delaware, Section 422 of the Code and Rule 16b-3 under the Exchange Act: (A) change the class of persons eligible to receive Awards or otherwise materially modify the requirement as to eligibility for participation in the Plan; (B) increase the aggregate number of Shares with respect to which Awards may be made under the Plan; (C) materially increase the benefits accruing the Participants under the Plan; or (D) remove the administration of the Plan from the Committee or render any member of the Committee eligible to receive an Award under the Plan while serving thereon. Any purported amendment in violation of these restrictions shall be void and of no effect. Furthermore, no amendment shall impair the rights of any Participant under any Award theretofore made under the Plan, without the Participant's consent.

          (ii) Termination. The Board of Directors may suspend or terminate the Plan at any time. Upon termination of the Plan, no additional Awards shall be granted under the Plan; provided however, that the terms of the Plan shall continue in full force and effect with respect to outstanding and unexercised Options granted under the Plan and Shares issued under the Plan.

     (b) Awards. Subject to the terms and conditions and the limitations of the Plan, the Committee may, in the exercise of its sole discretion, modify, extend or renew the terms of outstanding Awards granted under the Plan, or accept the surrender of outstanding Awards (to the extent not theretofore exercised). Without limiting the generality of the foregoing, the Committee may in its discretion at any time accelerate the time in which any Option is exercisable, subject to compliance with the requirements of Rule 16b-3 (or successor provision) promulgated by the Securities and Exchange

Commission. Notwithstanding the foregoing, however, no modifications of an Award shall, without the consent of the Participant, impair any rights or obligations under any Awards theretofore granted under the Plan.

13.  MISCELLANEOUS

     (a) Employment. Neither the establishment of the Plan nor any amendments thereto, nor the granting of any Award under the Plan, shall be construed as in any way modifying or affecting or evidencing any intention or understanding with respect to, the terms of the employment of or service of any Participant with, or the nomination of any Participant to stand for election as a director, by the Company. No person shall have a right to be granted Awards or having been selected as a Participant for one Award, to be so selected again.

     (b) Multiple Awards. Subject to the terms and restrictions set forth in the Plan, a Participant may hold more than one Award.

     (c) Written Notice. As used herein, any notices required hereunder shall be in writing and shall be given in the forms, if any, provided or specified by the Committee. Written notice shall be effective upon actual receipt by the person to whom such notice is to be given, provided however, that in the case of notices to Participants and their heirs, legatees, and legal representatives, notice shall be effective upon delivery, if delivered personally or three business days after mailing, registered first class postage prepaid to the last known address to whom notice is given. Written notice shall be given to the Committee and the Company at the following address, or such other address as may be specified from time to time.

               Storage Computer Corporation
               11 Riverside Street
               Nashua, New Hampshire 03062
               Attn: Compensation Committee

     (d) Applicable Law; Severability. The Plan shall be governed by and construed in all respect in accordance with the laws of the State of Delaware. If any provisions of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     (e) Compliance with SEC Regulations. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and any successor rule pursuant thereto. If any provision of this Plan is later found not to be in compliance with Rule 16b-3, the provision shall be deemed void. All Option grants to, and all exercises of Options by, Participants and Reporting Persons under this Plan, shall be executed in accordance with the requirements of Section 16 of the Exchange Act.

     (f) Participant Warranty. The Participant represents and warrants to the Company, its successors and assigns, the Committee and all other interested persons, that he/she is of full age and that any stock purchased by him/her hereunder, and his/her successors and/or assigns, under any Option(s), is to be, and is being purchased for investment and not with a view to the distribution thereof.

                       DOCUMENTS INCORPORATED BY REFERENCE

The following information is incorporated by referenced to the Company's Annual Report on Form 10-K/A. Copies of the Annual Report are being sent herewith.

Item 13 (a)

(1) Reference is made to Item 14 of the Company's Form 10-K/A filed with the SEC on June 2, 2000, included herewith and incorporated herein ("Form 10-K/A").

(2) Reference is made to Item 8 of Form 10-K/A.

(3) Reference is made to Item 7 of Form 10-K/A.

(5) Reference is made to Item 7A of Form 10-K/A.

                          STORAGE COMPUTER CORPORATION
          PROXY FOR 2000 ANNUAL MEETING OF STOCKHOLDERS--AUGUST 7, 2000
                       SOLICITED BY THE BOARD OF DIRECTORS



     The undersigned Stockholder of Storage Computer Corporation, a Delaware corporation, revoking all prior proxies, hereby appoints Theodore J. Goodlander and William E. Kelly and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of Storage Computer Corporation which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders of the Company to be held at the Nashua Marriott Hotel, 2200 Southwood Drive, Nashua, New Hampshire on August 7, 2000 at 10:00 a.m., local time, and at any adjournments, upon matters set forth in the Notice of Annual Meeting of
Stockholders and Proxy Statement dated [     ], a copy of which has been
received by the undersigned, and in their discretion upon any other business that may properly come before the meeting or any adjournments. Attendance of the undersigned at meeting, or at any adjourned session, will not revoke this proxy unless the undersigned will affirmatively indicate on the proxy the intention of the undersigned to vote his or her shares in person.



     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2, 3 AND 4.


     /x/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

     1. TO ELECT FOUR (4) DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

    NOMINEES:

    THEODORE J. GOODLANDER          STEVEN S. CHEN            EDWARD A. GARDNER         ROGER E. GAULD

     FOR         WITHHELD          FOR     WITHHELD            FOR      WITHHELD        FOR     WITHHELD
     / /           / /             / /       / /               / /        / /           / /       / /

     2. TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.

     FOR                    AGAINST                   ABSTAIN
     / /                      / /                       / /

     3. TO APPROVE THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK UPON CONVERSION OF THE COMPANY'S SERIES A 8% CONVERTIBLE PREFERRED STOCK.

     FOR                    AGAINST                   ABSTAIN
     / /                      / /                       / /

     4.   TO APPROVE THE AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN.

     FOR                    AGAINST                   ABSTAIN
     / /                      / /                       / /

     MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT / /

     THIS PROXY SHOULD BE DATED AND SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD INDICATE THAT THEY ARE SIGNING IN THAT CAPACITY. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.


  Signature:___________________________________________    Date:________________


  Signature:___________________________________________    Date:________________